Exhibit 99.1

Tidewater Reports First Quarter Results For Fiscal 2014

NEW ORLEANS, LA. August 6, 2013 — Tidewater Inc. (NYSE:TDW) announced today first quarter net earnings for the period ended June 30, 2013, of $30.1 million, or $0.61 per common share, on revenues of $334.1 million. For the same quarter last year, net earnings were $32.9 million, or $0.65 per common share, on revenues of $294.4 million. The immediately preceding quarter ended March 31, 2013, had net earnings of $46.6 million, or $0.95 per common share, on revenues of $328.3 million.

Net earnings for the June 30, 2013 quarter reflect $4.6 million ($3.3 million after tax, or $0.07 per common share) in non-recurring costs, including $3.7 million ($2.4 million after tax, or $0.05 per common share) of transaction fees associated with the June 2013 acquisition of Troms Offshore Supply AS and a $0.9 million ($0.9 million after tax, or $0.02 per common share) charge related to the settlement of the previously disclosed assessment by the Customs Department of Equatorial Guinea, both of which are included in general and administrative expenses.

Financial results of Troms Offshore Supply AS are included in the current quarter from June 4, 2013, the date of the acquisition, through June 30, 2013.

As previously announced, Tidewater will hold a conference call to discuss June quarterly earnings on Tuesday, August 6, 2013, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on August 6, 2013, and will continue until 11:59 p.m. Central time on August 8, 2013. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.). The conference call ID number is 35319935.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, (http://www.tdw.com). The online replay will be available until September 6, 2013.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the Company involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s recent Forms 10-Q and 10-K.

Tidewater is the leading provider of larger Offshore Service Vessels (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended June 30,
	2013	2012
Revenues:
Vessel revenues	$331,630	290,094
Other operating revenues	2,455	4,354
	334,085	294,448
Costs and expenses:
Vessel operating costs	196,161	161,336
Costs of other operating revenues	2,020	3,523
Vessel operating leases	4,031	4,492
Depreciation and amortization	40,108	35,784
General and administrative	50,480	40,664
Gain on asset dispositions, net	(2,140)	(838)
	290,660	244,961
Operating income	43,425	49,487
Other income (expenses):
Foreign exchange loss	(89)	(1,751)
Equity in net earnings of unconsolidated companies	4,420	2,363
Interest income and other, net	740	719
Interest and other debt costs	(8,913)	(7,587)
	(3,842)	(6,256)
Earnings before income taxes	39,583	43,231
Income taxes	9,500	10,375
Net earnings	$30,083	32,856

Basic earnings per common share	$0.61	0.65

Diluted earnings per common share	$0.61	0.65

Weighted average common shares outstanding	49,226,911	50,193,065
Dilutive effect of stock options and restricted stock	331,090	174,686
Adjusted weighted average common shares	49,558,001	50,367,751

Cash dividends declared per common share	$0.25	0.25

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

ASSETS	June 30, 2013	March 31, 2013
Current assets:
Cash and cash equivalents	$64,813	40,569
Trade and other receivables, net	467,777	393,438
Marine operating supplies	62,007	62,348
Other current assets	24,576	11,735
Total current assets	619,173	508,090
Investments in, at equity, and advances to unconsolidated companies	49,445	46,047
Properties and equipment:
Vessels and related equipment	4,589,777	4,250,169
Other properties and equipment	66,747	83,779
	4,656,524	4,333,948
Less accumulated depreciation and amortization	1,114,256	1,144,129
Net properties and equipment	3,542,268	3,189,819
Goodwill	341,448	297,822
Other assets	144,708	126,277
Total assets	$4,697,042	4,168,055

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$75,976	63,602
Accrued expenses	170,784	159,086
Accrued property and liability losses	4,328	4,133
Other current liabilities	40,218	39,808
Total current liabilities	291,306	266,629
Long-term debt	1,475,062	1,000,000
Deferred income taxes	189,266	189,763
Accrued property and liability losses	11,886	10,833
Other liabilities and deferred credits	144,055	139,074

Commitments and Contingencies

Stockholders’ equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 49,507,077 shares at June 30, 2013 and 49,485,832 shares at March 31, 2013	4,951	4,949
Additional paid-in capital	125,872	119,975
Retained earnings	2,471,557	2,453,973
Accumulated other comprehensive loss	(16,913)	(17,141)
Total stockholders’ equity	2,585,467	2,561,756
Total liabilities and stockholders’ equity	$4,697,042	4,168,055

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Unaudited)

(In thousands)

	Three Months Ended June 30,
	2013	2012
Net earnings	$30,083	32,856
Other comprehensive income/(loss):
Unrealized gains/(losses) on available-for-sale securities net of tax of $60 and $(336)	111	(624)
Amortization of loss on derivative contractnet of tax of $63 and $63	117	116
Total comprehensive income	$30,311	32,348

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Three Months Ended June 30,
	2013	2012
Operating activities:
Net earnings	$30,083	32,856
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	40,108	35,784
Provision (benefit) for deferred income taxes	(12,151)	(2,654)
Gain on asset dispositions, net	(2,140)	(838)
Equity in earnings of unconsolidated companies, less dividends	(3,398)	(1,614)
Compensation expense - stock-based	5,711	4,359
Excess tax benefit on stock options exercised	(12)	(49)
Changes in assets and liabilities, net:
Trade and other receivables	(62,616)	(9,698)
Marine operating supplies	1,100	(1,962)
Other current assets	(11,589)	(10,127)
Accounts payable	1,997	18,267
Accrued expenses	11,115	2,636
Accrued property and liability losses	158	(110)
Other current liabilities	944	219
Other liabilities and deferred credits	876	1,165
Other, net	3,409	846
Net cash provided by operating activities	3,595	69,080
Cash flows from investing activities:
Proceeds from sales of assets	2,161	5,856
Additions to properties and equipment	(156,434)	(77,432)
Payments for acquisition, net of cash acquired	(127,737)	—
Other	(665)	(860)
Net cash used in investing activities	(282,675)	(72,436)
Cash flows from financing activities:
Debt issuance costs	(2,699)	—
Principal payment on long-term debt	(97,490)	—
Debt borrowings	414,262	—
Proceeds from exercise of stock options	1,675	765
Cash dividends	(12,436)	(12,566)
Excess tax benefit on stock options exercised	12	49
Stock repurchases	—	(65,028)
Net cash provided by (used in) financing activities	303,324	(76,780)
Net change in cash and cash equivalents	24,244	(80,136)
Cash and cash equivalents at beginning of period	40,569	320,710
Cash and cash equivalents at end of period	$64,813	240,574

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$3,980	2,696
Income taxes	$20,617	12,646
Supplemental disclosure of non-cash investing activities:
Additions to properties and equipment	$130	7,331
Increase in receivables due to sale of shipyard	$9,500	—

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(Unaudited)

(In thousands)

	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive loss	Total
Balance at March 31, 2013	$4,949	119,975	2,453,973	(17,141)	2,561,756
Total comprehensive income	—	—	30,083	228	30,311
Stock option activity	5	1,688	—	—	1,693
Cash dividends declared	—	—	(12,499)	—	(12,499)
Retirement of common stock	—	—	—	—	—
Amortization of restricted stock units	—	3,034	—	—	3,034
Amortization/cancellation of restricted stock	(3)	1,175	—	—	1,172
Balance at June 30, 2013	$4,951	125,872	2,471,557	(16,913)	2,585,467

Balance at March 31, 2012	$5,125	102,726	2,437,836	(19,330)	2,526,357
Total comprehensive income	—	—	32,856	(508)	32,348
Stock option activity	3	1,354	—	—	1,357
Cash dividends declared	—	—	(12,625)	—	(12,625)
Retirement of common stock	(140)	—	(64,888)	—	(65,028)
Amortization of restricted stock units	—	1,829	—	—	1,829
Amortization/cancellation of restricted stock	(6)	1,845	—	—	1,839
Balance at June 30, 2012	$4,982	107,754	2,393,179	(19,838)	2,486,077

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues for the quarters ended June 30, 2013 and 2012 and for the quarter ended March 31, 2013, were as follows:

	Quarter Ended June 30,				Quarter Ended March 31,
(In thousands)	2013	%	2012	%	2013	%
Vessel revenues:
Americas	$90,244	27%	77,650	27%	82,561	25%
Asia/Pacific	42,956	13%	51,742	18%	44,477	14%
Middle East/North Africa	41,213	13%	32,450	11%	42,884	13%
Sub-Saharan Africa/Europe	157,217	47%	128,252	44%	155,117	48%
	$331,630	100%	290,094	100%	325,039	100%

Vessel operating costs:
Crew costs	$93,232	28%	87,304	30%	90,581	28%
Repair and maintenance	48,093	14%	27,224	9%	36,466	11%
Insurance and loss reserves	6,020	2%	5,351	2%	4,223	1%
Fuel, lube and supplies	18,805	6%	17,743	6%	22,458	7%
Other	30,011	9%	23,714	8%	27,941	9%
Total vessel operating costs	196,161	59%	161,336	55%	181,669	56%
Vessel operating margin (A)	$135,469	41%	128,758	45%	143,370	44%

Note (A): The following table reconciles vessel operating margin as presented above to operating income for the quarters ended June 30, 2013 and 2012 and for the quarter ended March 31, 2013:

	Quarter Ended June 30,		Quarter Ended March 31,
(In thousands)	2013	2012	2013
Vessel operating margin	$135,469	128,758	143,370
Other marine revenues	2,455	4,354	3,294
Costs of other operating revenues	(2,020)	(3,523)	(2,932)
Vessel operating leases	(4,031)	(4,492)	(3,971)
Depreciation and amortization	(40,108)	(35,784)	(38,287)
General and administrative	(50,480)	(40,664)	(46,739)
Gain on asset dispositions, net	2,140	838	3,839
Operating income	$43,425	49,487	58,574

The company’s operating income and other components of earnings before income taxes, and its related percentage of total revenues for the quarters ended June 30, 2013 and 2012 and for the quarter ended March 31, 2013, were as follows:

	Quarter Ended June 30,						Quarter Ended March 31,
(In thousands)	2013	%		2012	%		2013	%
Vessel operating profit:
Americas	$20,301	6%		10,192	3%		6,178	2%
Asia/Pacific	10,289	3%		14,908	5%		12,275	4%
Middle East/North Africa	10,123	3%		6,282	2%		12,787	4%
Sub-Saharan Africa/Europe	17,519	5%		27,096	9%		36,863	11%
	58,232	17%		58,478	20%		68,103	21%
Corporate expenses	(16,555)	(5%	)	(10,467)	(4%	)	(12,432)	(4%	)
Gain on asset dispositions, net	2,140	1%		838	<1%		3,839	1%
Other operating income (expenses)	(392)	(<1%	)	638	<1%		(936)	(<1%	)
Operating income	$43,425	13%		49,487	17%		58,574	18%
Foreign exchange (loss) gain	(89)	(<1%	)	(1,751)	(1%	)	4,181	1%
Equity in net earnings of unconsolidated companies	4,420	1%		2,363	1%		3,830	1%
Interest income and other, net	740	<1%		719	<1%		693	<1%
Interest and other debt costs	(8,913)	(3%	)	(7,587)	(3%	)	(7,827)	(2%	)
Earnings before income taxes	$39,583	12%		43,231	15%		59,451	18%

The company’s revenues, day-based vessel utilization percentages and average day rates by vessel class and in total for the quarters ended June 30, 2013 and 2012 and the quarter ended March 31, 2013, were as follows:

	Quarter Ended June 30,		Quarter Ended March 31,
	2013	2012	2013
REVENUE BY VESSEL CLASS (in thousands):
Americas fleet:
Deepwater vessels	$55,032	36,280	49,916
Towing-supply/supply	27,670	34,352	25,938
Other	7,542	7,018	6,707
Total	$90,244	77,650	82,561
Asia/Pacific fleet:
Deepwater vessels	$24,292	25,337	24,327
Towing-supply/supply	17,722	25,500	19,211
Other	942	905	939
Total	$42,956	51,742	44,477
Middle East/North Africa fleet:
Deepwater vessels	$15,852	11,284	16,979
Towing-supply/supply	24,497	20,000	25,173
Other	864	1,166	732
Total	$41,213	32,450	42,884
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$87,251	62,615	78,724
Towing-supply/supply	54,860	49,012	58,981
Other	15,106	16,625	17,412
Total	$157,217	128,252	155,117
Worldwide fleet:
Deepwater vessels	$182,427	135,516	169,946
Towing-supply/supply	124,749	128,864	129,303
Other	24,454	25,714	25,790
Total	$331,630	290,094	325,039

UTILIZATION:
Americas fleet:
Deepwater vessels	77.8%	73.7	80.4
Towing-supply/supply	43.3	53.4	41.9
Other	82.2	80.5	81.0
Total	60.1%	63.3	59.1
Asia/Pacific fleet:
Deepwater vessels	92.7%	92.6	83.6
Towing-supply/supply	64.5	54.9	54.5
Other	100.0	58.7	100.0
Total	72.2%	62.5	62.4
Middle East/North Africa fleet:
Deepwater vessels	91.3%	93.6	98.6
Towing-supply/supply	72.1	77.2	74.7
Other	44.7	42.2	29.3
Total	73.3%	75.0	73.4
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	79.3%	84.1	76.3
Towing-supply/supply	67.6	60.3	73.3
Other	70.2	76.6	78.7
Total	71.8%	71.3	75.9
Worldwide fleet:
Deepwater vessels	81.2%	83.1	80.6
Towing-supply/supply	60.8	60.0	61.2
Other	71.5	74.2	75.2
Total	68.8%	68.4	69.4

	Quarter Ended June 30,		Quarter Ended March 31,
	2013	2012	2013
AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater vessels	$29,786	25,829	29,480
Towing-supply/supply	15,161	14,135	14,330
Other	6,965	5,987	6,132
Total	$18,977	15,508	17,960
Asia/Pacific fleet:
Deepwater vessels	$39,291	32,225	37,370
Towing-supply/supply	13,022	14,229	13,976
Other	10,353	9,945	10,432
Total	$20,749	19,384	21,024
Middle East/North Africa fleet:
Deepwater vessels	$21,202	18,920	21,259
Towing-supply/supply	12,567	9,812	12,689
Other	4,750	5,056	4,628
Total	$14,316	11,325	14,583
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$27,514	22,643	26,468
Towing-supply/supply	15,386	13,572	14,996
Other	4,883	4,884	5,300
Total	$15,993	13,113	15,218
Worldwide fleet:
Deepwater vessels	$28,572	24,406	27,782
Towing-supply/supply	14,338	13,054	14,207
Other	5,496	5,250	5,573
Total	$16,976	14,275	16,378

The utilization, average day rates and the number of the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) for the quarters ended June 30, 2013 and 2012 and the quarter ended March 31, 2013, were as follows:

	Quarter Ended June 30,		Quarter Ended March 31,
	2013	2012	2013
UTILIZATION:
Deepwater vessels:
Platform supply vessels	84.0%	85.9	82.9
Anchor handling towing supply	95.9	93.7	99.0
Towing-supply/supply	81.7	89.3	84.8
Other	73.3	78.7	79.5
Total	81.2%	86.2	83.8

AVERAGE VESSEL DAY RATES:
Deepwater vessels:
Platform supply vessels	$28,689	24,062	27,889
Anchor handling towing supply	29,561	28,908	29,779
Towing-supply/supply	14,595	13,663	14,490
Other	5,843	5,657	6,004
Total	$17,955	15,466	17,458

AVERAGE VESSEL COUNT:
Deepwater vessels:
Platform supply vessels	69	55	67
Anchor handling towing supply	11	11	11
Towing-supply/supply	103	101	103
Other	53	50	49
Total	236	217	230

The company’s average number of vessels by class and geographic distribution for the quarters ended June 30, 2013 and 2012 and for the quarter ended March 31, 2013:

	Quarter Ended June 30,		Quarter Ended March 31,
	2013	2012	2013
Americas fleet:
Deepwater vessels	27	21	23
Towing-supply/supply	46	50	48
Other	14	16	15
Total	87	87	86
Less stacked vessels	25	23	25
Active vessels	62	64	61
Asia/Pacific fleet:
Deepwater vessels	7	9	9
Towing-supply/supply	24	36	28
Other	1	2	1
Total	32	47	38
Less stacked vessels	6	15	10
Active vessels	26	32	28
Middle East/North Africa fleet:
Deepwater vessels	9	7	9
Towing-supply/supply	30	29	30
Other	4	6	6
Total	43	42	45
Less stacked vessels	3	7	6
Active vessels	40	35	39
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	44	36	43
Towing-supply/supply	58	66	60
Other	48	49	46
Total	150	151	149
Less stacked vessels	10	21	12
Active vessels	140	130	137

ACTIVE OWNED OR CHARTERED VESSELS	268	261	265
Stacked vessels	44	66	53

TOTAL OWNED OR CHARTERED VESSELS	312	327	318
Vessels withdrawn from service	1	2	2
Joint-venture and other	10	10	10
Total	323	339	330

Note (B): Included in total owned or chartered vessels at June 30, 2013 and 2012 and at March 31, 2013, were 41, 66, and 51 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of the company’s utilization statistics.

The company’s vessel commitments by vessel class and type as of June 30, 2013, were as follows:

	Non-U.S. Built				U.S. Built
Vessel class and type	Number of Vessels	Total Cost	Invested Through 06/30/13	Remaining Balance 06/30/13	Number of Vessels	Total Cost	Invested Through 06/30/13	Remaining Balance 06/30/13
In thousands, except number of vessels:
Deepwater platform supply vessels	18	$517,694	87,166	430,528	5	253,615	115,479	138,136
Towing-supply/supply vessels	6	112,907	42,477	70,430	—	—	—	—
Other	3	61,487	48,299	13,188	—	—	—	—
Totals	27	$692,088	177,942	514,146	5	253,615	115,479	138,136

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with the expected cash outlay (in thousands) of the various vessel commitments as discussed above:

	Quarter Period Ended

Vessel class and type	09/13	12/13	03/14	06/14	09/14	Thereafter
Deepwater platform supply vessels	2	1	2	5	3	10
Towing-supply/supply vessels	—	—	—	—	3	3
Other	1	1	—	—	—	1
Totals	3	2	2	5	6	14

(In thousands) Expected quarterly cash outlay	$101,487	50,374	94,024	97,838	113,925	194,634	(A)

(A) The $194,634 of ‘Thereafter’ vessel construction obligations are expected to be paid out as follows: $92,137 in the remaining quarters of fiscal 2015 and $102,497 during fiscal 2016.